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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                   FORM 8-K


             CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported):  August 4, 2000
                                                          --------------



                           PRECISION AUTO CARE, INC.
                           -------------------------
            (Exact name of registrant as specified in its charter)


          Virginia                          1-14510              54-1847851
          --------                          -------              ----------
   (State or other jurisdiction         (Commission File)  (IRS Employer ID No.)
of incorporation or organization)

        748 Miller Drive, S.E.
          Leesburg, Virginia                                        20175
          ------------------                                        -----
(Address of principal executive offices)                          (Zip Code)

Registrant's telephone number, including area code:  (703) 777-9095
                                                     --------------
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ITEM 5.  Other Events.
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          A copy of the Registrant's press release dated August 4, 2000 is attached hereto as Exhibit 99 and incorporated herein by reference.


ITEM 7.  Financial Statements and Exhibits.
         ---------------------------------

          (c)  Exhibits
               --------

               10.1 Commitment Letter by and between Arthur C. Kellar, Desarrollo Integrado, S.A. de C.V. and Precision Auto Care, Inc., dated August 3, 2000.

               10.2 Letter Agreement by and between Louis M. Brown, Jr. and Precision Auto Care, Inc., dated August 3, 2000.

               10.3  Registration Rights Agreement, dated August 3, 2000.

               10.4 Subordinated Debenture dated August 4, 2000 issued to Arthur C. Kellar.

               10.5 Subordinated Debenture dated August 4, 2000 issued to Desarrollo Integrado, S.A. de C.V.

               99 Press Release of Precision Auto Care, Inc., dated August 4, 2000.

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                                  SIGNATURES
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     Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, in Leesburg, Virginia, on August ___, 2000.

                                   Precision Auto Care, Inc.


                                   By: /s/ Everett Casey
                                       -------------------------------
                                       Everett Casey
                                       Vice President, Secretary and
                                       General Counsel

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